                                                                    EXHIBIT 99.1

To:     Analysts and Investors:


As you know, we are working to complete the accounting for the reserve revisions and provide our Form 10-K filings as soon as possible. While that is not complete, I want to update you on the company's debt reduction progress. El Paso Corporation's net debt at December 31, 2003 was $20.4 billion. This is a $1.5 billion reduction from September 30, 2003. Much of this progress is due to fourth quarter asset sales. We will provide you with more detail with the filing of our 10-K and during our earnings conference call. Attached to this email is an updated chart from our web site showing our debt position at December 31, 2003. We have also attached an updated debt maturity schedule and asset sales tracker. All of these materials are posted at www.elpaso.com http://www.elpaso.com/ in the Investor section.


We look forward to providing you with additional updates on our progress.


Dwight Scott
Chief Financial Officer

This document includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this document, including, without limitation, the ability to implement and achieve our objectives in the long-range plan; the timing of the completion of the internal review of the reserve revisions, and the extent and time periods involved in any potential restatement of prior years' financial results; the potential impact of any restatement of financial results on our access to capital (including borrowings under credit arrangements and other financing transactions); changes in reserves estimates based upon internal and third party reserve analyses; the uncertainties associated with the outcome of governmental investigations; the outcome of litigation including shareholder derivative and class actions related to the reserve revision and potential restatement; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

NOTE:
THE INFORMATION IN THIS ASSET SALES TRACKER MAY BE ACCURATE ONLY ON THE DATE IT IS FIRST POSTED ON OUR WEBSITE. ALTHOUGH WE MAY UPDATE THIS INFORMATION PERIODICALLY, WE UNDERTAKE NO OBLIGATION TO DO SO.

ASSET SALES TRACKER ($ MILLIONS)
REPORTS ASSET SALES ANNOUNCED OR CLOSED SINCE DECEMBER 1, 2003

AS OF MARCH 11, 2004


                                                           EXPECTED SUMMARY          DATE
                                                          VALUE RANGE IN LONG      ANNOUNCED                           NON-RECOURSE
SEGMENT/TRANSACTION DESCRIPTION                               RANGE PLAN           OR CLOSED    PROCEEDS     STATUS   DEBT REDUCTION
------------------------------------------------------   --------------------      ---------    --------    --------  --------------
POWER                                                      $900    to  $1,200
           Mohawk River Funding IV                                                  12/23/03    $     5     pending   $           75
           East Coast Power, final payment                                          12/23/03         70      closed
           Domestic power plant sales                                                1/16/04        746     pending              174
           Other transactions                                                                         8      closed
                                                                                                -------
                                                                                   Subtotal:        829

PETROLEUM                                                   500    to     600
           North American nitrogen assets                                            12/3/03         58      closed
           Eagle Point refinery                                                      1/14/04        246      closed
           Coastal Unilube assets                                                   12/30/03         34      closed
           Philippine petroleum sales and marketing JV                              12/30/03         33      closed
           Aruba refinery(1)                                                          3/5/04        261      closed
           Other transactions                                                                        15      closed
                                                                                                -------
                                                                                   Subtotal:        647

PRODUCTION                                                  600    to     700
           El Paso Oil and Gas Canada                                                2/16/04        346     pending
                                                                                                -------
                                                                                   Subtotal:        346

FIELD SERVICES                                                          1,000
           Sale of 50% of GTM GP interest(2)                                        12/15/03        333      closed
           Sale of 13.8MM GTM units                                                 12/15/03        500     pending
           Sale of So. Texas processing plants                                      12/15/03        150     pending
                                                                                                -------
                                                                                   Subtotal:        983

PIPELINE AND OTHER                                          250    to     350
           Portland Natural Gas Transmission System                                  12/8/03         56      closed
           interest
           Other transactions                                                                        25      closed
                                                                                                -------
                                                                                   Subtotal:         81

TOTAL LONG-RANGE PLAN ASSETS SALES VALUE:                $3,250    to  $3,850

TOTAL ANNOUNCED:                                                                                  1,747
TOTAL CLOSED:                                                                                     1,139
                                                                                                -------               --------------
TOTAL ANNOUNCED OR CLOSED:                                                                      $ 2,886               $          249
                                                                                                -------               --------------



Note 1:    Net of Aruba lease of $366 million

Note 2:    Net of the cash cost to acquire a 9.9% interest held by a third party

--------------------------------------------------------------------------------
NOTE:

     This Debt by Issuer Schedule details the interest rates, maturity dates and principal amounts outstanding under our and our subsidiaries' outstanding debt obligations. This Schedule does not contain all the information about our outstanding debt that may be important to you. Additional information about our outstanding debt obligations is contained in, and this Schedule is subject to, the disclosures in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as amended, as filed with the Securities and Exchange Commission. We have announced that the filing of our Annual Report on Form 10-K for year ended 2003 has been delayed.

     The information in this Debt by Issuer Schedule may be accurate only on the date that it is first posted on our website. Although we may update this information periodically, we undertake no obligation to do so.
--------------------------------------------------------------------------------

                               EL PASO CORPORATION
                                 DEBT BY ISSUER
                             AS OF DECEMBER 31, 2003
                                 $ IN THOUSANDS

                                               INTEREST       MATURITY         PRINCIPAL
DESCRIPTION                                      RATE           DATE           12/31/03
------------------------------------------------------------------------------------------
ANR Pipeline Company                            8.875%        3/15/2010          300,000
ANR Pipeline Company                            9.625%        11/1/2021          300,000
ANR Pipeline Company                            7.375%        2/15/2024          125,000
ANR Pipeline Company                            7.000%         6/1/2025 (1)       75,000
------------------------------------------------------------------------------------------
Total ANR Pipeline Company                                                       800,000
------------------------------------------------------------------------------------------

Colorado Interstate Gas Company                10.000%        6/15/2005          180,000
Colorado Interstate Gas Company                 6.850%        6/15/2037 (2)      100,000
------------------------------------------------------------------------------------------
Total Colorado Interstate Gas Company                                            280,000
------------------------------------------------------------------------------------------

El Paso Natural Gas Company                     7.625%         8/1/2010          355,000
El Paso Natural Gas Company                     8.625%        1/15/2022          260,000
El Paso Natural Gas Company                     7.500%       11/15/2026          200,000
El Paso Natural Gas Company                     8.375%        6/15/2032          299,767
------------------------------------------------------------------------------------------
Total El Paso Natural Gas Company                                              1,114,767
------------------------------------------------------------------------------------------

Southern Natural Gas Company                    6.700%        10/1/2007          100,000
Southern Natural Gas Company                    6.125%        9/15/2008          100,000
Southern Natural Gas Company                    8.875%        3/15/2010          400,000
Southern Natural Gas Company                    7.350%        2/15/2031          300,000
Southern Natural Gas Company                    8.000%         3/1/2032          300,000
------------------------------------------------------------------------------------------
Total Southern Natural Gas Company                                             1,200,000
------------------------------------------------------------------------------------------

Tennessee Gas Pipeline Company                  6.000%       12/15/2011           85,792
Tennessee Gas Pipeline Company                  7.500%         4/1/2017          300,000
Tennessee Gas Pipeline Company                  7.000%        3/15/2027 (3)      300,000
Tennessee Gas Pipeline Company                  7.000%       10/15/2028          400,000
Tennessee Gas Pipeline Company                  8.375%        6/15/2032          240,000
Tennessee Gas Pipeline Company                  7.625%         4/1/2037          300,000
------------------------------------------------------------------------------------------
Total Tennessee Gas Pipeline Company                                           1,625,792
------------------------------------------------------------------------------------------

El Paso CGP Company                             6.200%        5/15/2004          189,666
El Paso CGP Company                            10.250%       10/15/2004           37,732
El Paso CGP Company                             6.500%        5/15/2006          200,000
El Paso CGP Company                             7.500%        8/15/2006          300,000
El Paso CGP Company                             6.500%         6/1/2008          200,000
El Paso CGP Company                             7.625%         9/1/2008          215,000
El Paso CGP Company                             6.375%         2/1/2009          200,000
El Paso CGP Company                             7.750%        6/15/2010          400,000
El Paso CGP Company                            10.750%        10/1/2010           56,573
El Paso CGP Company                             9.625%        5/15/2012          150,000
El Paso CGP Company                             6.700%        2/15/2027 (4)      200,000
El Paso CGP Company                             6.950%         6/1/2028          200,000
El Paso CGP Company                             7.750%       10/15/2035          150,000
El Paso CGP Company                             7.420%        2/15/2037          200,000
------------------------------------------------------------------------------------------
Total El Paso CGP Company                                                      2,698,971
------------------------------------------------------------------------------------------

NOTES:
------
(1) Puttable on 6/1/2005
(2) Puttable on 6/15/2007
(3) Puttable on 3/15/2007
(4) Puttable on 2/15/2007
                                  Page 1 of 3

                               EL PASO CORPORATION
                                 DEBT BY ISSUER
                             AS OF DECEMBER 31, 2003
                                 $ IN THOUSANDS

                                               INTEREST             MATURITY           PRINCIPAL
DESCRIPTION                                      RATE                 DATE             12/31/03
-------------------------------------------------------------------------------------------------
El Paso Corporation - EPGT                          9.220%          12/7/2004             3,000
El Paso Corporation - EPGT                          9.200%          12/7/2004             5,000
El Paso Corporation - EPGT                          9.250%          12/7/2004            10,000
El Paso Corporation - EPGT                          9.230%          12/7/2004            10,000
El Paso Corporation - EPGT                          8.490%          3/22/2005             6,500
El Paso Corporation - EPGT                          7.980%          5/31/2005            10,000
El Paso Corporation - EPGT                          7.850%           6/1/2005            10,000
El Paso Corporation - Sonat                         6.875%           6/1/2005           195,000
El Paso Corporation - EPGT                          7.410%          6/28/2005            20,000
El Paso Corporation - $3B Revolver           LIBOR + 3.50%          6/30/2005           850,000
El Paso Corporation - EPGT                          7.900%         10/17/2005             2,000
El Paso Corporation - 550 MM Euro                    5.75% (5)      3/14/2006           692,725
El Paso Corporation - Equity Security Units         6.140%          8/16/2007           272,102
El Paso Corporation - Sonat                         6.750%          10/1/2007            96,000
El Paso Corporation                                 6.950%         12/15/2007           300,000
El Paso Corporation - Sonat                         6.625%           2/1/2008           100,000
El Paso Corporation - 500 MM Euro                   7.125% (5)       5/6/2009           629,750
El Paso Corporation                                 6.750%          5/15/2009           495,000
El Paso Corporation - EPGT                          7.800%          6/14/2010            20,000
El Paso Corporation                                 7.000%          5/15/2011           470,000
El Paso Corporation - Sonat                         7.625%          7/15/2011           595,000
El Paso Corporation - EPGT                          9.000%          5/30/2012            15,000
El Paso Corporation                                 7.875%          6/15/2012           465,000
El Paso Corporation                                 7.375%         12/15/2012           300,000
El Paso Corporation - Sonat                         7.000%           2/1/2018           100,000
El Paso Corporation - Zero Coupon Convertible       4.000%          2/28/2021 (6)       892,220
El Paso Corporation                                 8.050%         10/15/2030           300,000
El Paso Corporation                                 7.800%           8/1/2031           700,000
El Paso Corporation                                 7.750%          1/15/2032         1,100,000
-------------------------------------------------------------------------------------------------
Total El Paso Corporation (Holding Company)                                           8,664,297
-------------------------------------------------------------------------------------------------

El Paso Tennessee Pipeline Company                  6.500%         12/15/2005               310
El Paso Tennessee Pipeline Company                 10.000%          3/15/2008            26,388
El Paso Tennessee Pipeline Company                  9.000%         11/15/2012             1,149
El Paso Tennessee Pipeline Company                  7.250%         12/15/2025            23,206
-------------------------------------------------------------------------------------------------
Total El Paso Tennessee Pipeline Company                                                 51,053
-------------------------------------------------------------------------------------------------

El Paso Production Holding Company                  7.750%           6/1/2013         1,200,000
-------------------------------------------------------------------------------------------------
Total El Paso Production Holding Company                                              1,200,000
-------------------------------------------------------------------------------------------------

Wyoming Interstate Company Ltd                    Variable          5/27/2007 *          41,150
-------------------------------------------------------------------------------------------------
Total Wyoming Interstate Company                                                         41,150
-------------------------------------------------------------------------------------------------

El Paso Oil & Gas Nova Scotia I              LIBOR + 3.50%         12/31/2005           100,000
El Paso Oil & Gas Nova Scotia I              LIBOR + 3.50%         12/31/2006           100,000
-------------------------------------------------------------------------------------------------
Total El Paso Oil & Gas Nova Scotia I                                                   200,000
-------------------------------------------------------------------------------------------------

NOTES:
* Amortizing Debt
(5) EURO coupon rate
(6) Puttable on 2/28/2006

                               EL PASO CORPORATION
                                 DEBT BY ISSUER
                             AS OF DECEMBER 31, 2003
                                 $ IN THOUSANDS

                                               INTEREST             MATURITY            PRINCIPAL
DESCRIPTION                                      RATE                 DATE              12/31/03
---------------------------------------------------------------------------------------------------

Other Financings:

Recourse Debt

  Gemstone Investor Limited                             7.710%          10/31/2004           950,000
  Eagle Point - PSEG                                    8.500%            1/3/2005 *          81,100
  Lakeside Trust                                 LIBOR + 3.50%           5/15/2006           275,000
  East Asia Power HBU                               LIBOR + 4%            1/1/2010 *          54,400
  Mesquite Investors, LLC                               7.270%            1/5/2016 *           4,898
                                                                                        ------------
                                                                                           1,365,398

Non-recourse Project Financing
  El Paso Rio Claro Ltda - Macae Project              Variable           2/28/2008 *         361,224
  Mohawk River Funding II, LLC                          9.000%           6/30/2008 *          47,685
  Mohawk River Funding IV                               7.750%           12/1/2008 *          75,026 (7)
  Cedar Brakes II, LLC                                  9.875%            9/1/2013 *         398,726
  Cedar Brakes I, LLC                                   8.500%           2/15/2014 *         296,870
  Utility Contract Funding                              7.944%           10/1/2016 *         829,308
  Dartmouth Power Associates, LP                      Variable          12/31/2010 *          34,419 (8)
  Dartmouth Power Associates, LP                       12.000%          12/31/2011 *           7,750 (8)
  EP Panther Creek Fuel Co., LLC                        6.000%          10/31/2012               191 (8)
  Cambria CoGen Co. G.P.                              Variable           12/1/2028           132,105 (8)
                                                                                        ------------
                                                                                           2,183,304

-----------------------------------------------------------------------------------------------------
Total Other Financings                                                                     3,548,702
-----------------------------------------------------------------------------------------------------

Unamortized Discounts/Premiums                                                              (191,048)
Adjustments to Debt due to Fair Value Hedges                                                 (19,487)
Capital Lease Obligations                                                                     10,194
Other Misc Debt                                                                               20,663
-----------------------------------------------------------------------------------------------------
Total                                                                                       (179,678)
-----------------------------------------------------------------------------------------------------

Preferred Securities
Coastal Finance I                                       8.375%           6/30/2038           300,000
Trust I                                                 4.750%           3/17/2028           324,917


-----------------------------------------------------------------------------------------------------
TOTAL EL PASO CORPORATION DEBT                                                            21,869,971
-----------------------------------------------------------------------------------------------------


DISCONTINUED OPERATIONS:

Coscol Petroleum Trust (Aruba Coker)             LIBOR + 3.50%           3/18/2006           373,630 (9)

NOTE:

* Amortizing Debt

(7) Financing part of sale scheduled to close 3/15/04
(8) Under contract for sale
(9) Financing sold as part of asset sale which closed on 1/14/04

NOTE:

    This Debt Maturity Schedule Through 2006 details the interest rates, maturity dates and principal amounts outstanding under our and our subsidiaries' outstanding debt obligations. This Schedule does not contain all the information about our outstanding debt that may be important to you. Additional information about our outstanding debt obligations is contained in, and this Schedule is subject to, the disclosures in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as amended, as filed with the Securities and Exchange Commission. We have announced that the filing of our Annual Report on Form 10-K for year ended 2003 has been delayed.

    The information in this Debt Maturity Schedule may be accurate only on the date that it is first posted on our website. Although we may update this information periodically, we undertake no obligation to do so.

                               EL PASO CORPORATION
                       DEBT MATURITY SCHEDULE THROUGH 2006
                             AS OF DECEMBER 31, 2003
               **UPDATED FOR SIGNIFICANT FINANCING TRANSACTIONS**
                                 $ IN THOUSANDS

                                          INTEREST          MATURITY        PRINCIPAL
DESCRIPTION                                 RATE              DATE          12/31/2003
-----------                               --------          --------        ----------
2004

1Q04
Eagle Point - PSEG                          8.500%          1/3/2005             -- (1)
Other Financing - Amortizing Debt *        Variable                          76,274 (2)
                                                                          ---------
                                                                             76,274
2Q04
El Paso CGP Company                         6.200%         5/15/2004        189,666
Other Financing - Amortizing Debt *        Variable                          31,487 (2)
                                                                          ---------
                                                                            221,153

3Q04
Other Financing - Amortizing Debt *        Variable                          67,654 (2)
                                                                          ---------
                                                                             67,654

4Q04
El Paso CGP Company                        10.250%        10/15/2004         37,700
Gemstone Investor Limited                   7.710%        10/31/2004        950,000
El Paso Corporation - EPGT                  9.220%         12/7/2004          3,000
El Paso Corporation - EPGT                  9.200%         12/7/2004          5,000
El Paso Corporation - EPGT                  9.250%         12/7/2004         10,000
El Paso Corporation - EPGT                  9.230%         12/7/2004         10,000
Other Financing - Amortizing Debt *        Variable                          18,994 (2)
                                                                          ---------
                                                                          1,034,694
                                                                          ---------
TOTAL 2004                                                                1,399,775
                                                                          ---------

NOTES:
* This represents total of amortizing debt obligations for the quarter
(1) Reflects the January 2004 repayment of Eagle Point - PSEG
(2) Reflects new Macae financing of $50 million issued Feb 2004

2005

1Q05
Eagle Point - PSEG                          8.500%          1/3/2005         36,600
El Paso Corporation - EPGT                  8.490%         3/22/2005          6,500
Other Financing - Amortizing Debt *        Variable                          83,572 (2)
                                                                          ---------
                                                                            126,672

2Q05
El Paso Corporation - EPGT                  7.980%         5/31/2005         10,000
El Paso Corporation - EPGT                  7.850%          6/1/2005         10,000
El Paso Corporation - Sonat                 6.875%          6/1/2005        195,000
Colorado Interstate Gas Company            10.000%         6/15/2005        180,000
El Paso Corporation - EPGT                  7.410%         6/28/2005         20,000
El Paso Corporation - $3B Revolver       LIBOR + 3.50%     6/30/2005        600,000
Other Financing - Amortizing Debt *        Variable                          32,472 (2)
                                                                          ---------
                                                                          1,047,472

3Q05
Other Financing - Amortizing Debt *        Variable                          68,552 (2)
                                                                          ---------
                                                                             68,552
                                                                          ---------

                               EL PASO CORPORATION
                       DEBT MATURITY SCHEDULE THROUGH 2006
                             AS OF DECEMBER 31, 2003
               **UPDATED FOR SIGNIFICANT FINANCING TRANSACTIONS**
                                 $ IN THOUSANDS

                                                                    INTEREST          MATURITY       PRINCIPAL
DESCRIPTION                                                           RATE              DATE         12/31/2003
-----------                                                         --------          --------       ----------
4Q05
El Paso Corporation - EPGT                                           7.900%          10/17/2005            2,000
El Paso Tennessee Pipeline Company                                   6.500%          12/15/2005              310
El Paso Oil & Gas Nova Scotia I                                     Variable         12/31/2005          100,000 (4)
Other Financing - Amortizing Debt *                                 Variable                              19,530 (2)
                                                                                                     -----------
                                                                                                         121,840
                                                                                                     -----------
TOTAL 2005                                                                                             1,364,536 (5)
                                                                                                     -----------

2006

1Q06
El Paso Corporation - 550 MM Euro                                    5.750%           3/14/2006          692,725
Other Financing - Amortizing Debt *                                 Variable                              92,174 (2)
                                                                                                     -----------
                                                                                                         784,899

2Q06
El Paso CGP Company                                                  6.500%           5/15/2006          200,000
Lakeside Trust                                                 LIBOR + 3.50%          5/15/2006          275,000
Other Financing - Amortizing Debt *                                 Variable                              37,357 (2)
                                                                                                     -----------
                                                                                                         512,357

3Q06
El Paso CGP Company                                                  7.500%           8/15/2006          300,000
Other Financing - Amortizing Debt *                                 Variable                              74,950 (2)
                                                                                                     -----------
                                                                                                         374,950
4Q06
El Paso Oil & Gas Nova Scotia I                                     Variable         12/31/2006          100,000 (4)
Other Financing - Amortizing Debt *                                 Variable                              22,981 (2)
                                                                                                     -----------
                                                                                                         122,981
                                                                                                     -----------
TOTAL 2006                                                                                             1,795,187 (6)
                                                                                                     -----------

DISCONTINUED OPERATIONS
Coscol Petroleum Trust (Aruba Coker)                              LIBOR + 3.50%       3/18/2006               -- (7)

NOTES:
 *  This represents total of amortizing debt obligations for the quarter
(2) Reflects new Macae financing of $50 million issued Feb 2004
(3) Reflects retirement of $250 million of funded debt at 1/31/2004 and does not reflect any letters of credits
(4) Anticipated to be repaid with closing of Canadian properties in March 2004
(5) Excludes puttable debt of $75 million
(6) Excludes puttable debt of $975 million
(7) Reflects March 2004 repayment of Coscol Petroleum Trust